UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.5
EXHIBIT 10.6

Item 8.01 Other Events.
     As previously disclosed in a Current Report on Form 8-K filed on June 23, 2005, effective June 14, 2005, Smith Micro Software, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Andrew Schmidt, its Chief Financial Officer. Pursuant to the Letter Agreement, Mr. Schmidt is entitled to a base salary of $220,000 annually, and is eligible for bonus awards and equity based compensation at the discretion of the Compensation Committee of the Company’s Board of Directors. In addition, he is entitled to severance benefits equal to six months base salary in the event of termination of his employment without cause following a change in control of the Company. For the Company’s 2006 fiscal year, the Board approved an increase in Mr. Schmidt’s base compensation to $240,000 plus an available bonus of approximately $40,000. The foregoing description is qualified by reference to the Letter Agreement, which is filed with this current report as Exhibit 10.5.
     The Company entered into an employment agreement dated April 9, 1999 (the “Employment Agreement’) with William Wyand in connection with the Company’s purchase of STF Technologies, where Mr. Wyand was President and Chief Executive Officer. The Employment Agreement provides that Mr. Wyand will receive an annual base salary of $150,000, plus commissions and an annual bonus based on the attainment of certain targets. The Board has approved an increase in Mr. Wyand’s base compensation to $175,000 and changes to his commission schedule, effective on January 1, 2006. The Employment Agreement also provides that in the event the Company terminates Mr. Wyand’s employment other than for cause, he is entitled to receive severance payments equal to six months of salary, payable in accordance with regular payroll practices during such six month period. Mr. Wyand’s employment is terminable at will at any time. The foregoing description is qualified by reference to the Employment Agreement, which is filed with this current report as Exhibit 10.6.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

10.5	Letter Agreement dated June 13, 2005 by and between Smith Micro Software, Inc. and Andrew Schmidt

10.6	Employment Agreement dated April 9, 1999 by and between Smith Micro Software, Inc. and William Wyand.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 30, 2006	SMITH MICRO SOFTWARE, INC.
	By:	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.5	Letter Agreement dated June 14, 2005 by and between Smith Micro Software, Inc. and Andrew Schmidt

10.6	Employment Agreement dated April 9, 1999 by and between Smith Micro Software, Inc. and William Wyand.

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